UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2025

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-415-371-2921

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.  Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-269514) filed by Wells Fargo & Company (the “Company”) with the Securities and Exchange Commission (the “SEC”).

On April 23, 2025, the Company issued the following Medium-Term Notes, Series W: (i) $3,000,000,000 Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2036; (ii) $2,250,000,000 Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2031; (iii) $2,250,000,000 Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2029; and (iv) $500,000,000 Senior Redeemable Floating Rate Notes due April 23, 2029 (collectively, the “Notes”).

The purpose of this Current Report is to file with the SEC the following documents: (i) the form of Note related to each issuance; (ii) the opinion of Faegre Drinker Biddle & Reath LLP regarding the Notes; and (iii) a consent of Faegre Drinker Biddle & Reath LLP, as Wells Fargo & Company’s tax counsel.

(d) Exhibits

Exhibit No.	Description	Location

4.1	Form of Medium-Term Notes, Series W, Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2036.	Filed herewith

4.2	Form of Medium-Term Notes, Series W, Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2031.	Filed herewith

4.3	Form of Medium-Term Notes, Series W, Senior Redeemable Fixed-to-Floating Rate Notes due April 23, 2029.	Filed herewith

4.4	Form of Medium-Term Notes, Series W, Senior Redeemable Floating Rate Notes due April 23, 2029.	Filed herewith

5.1	Opinion of Faegre Drinker Biddle & Reath LLP regarding the Notes.	Filed herewith

23.1	Consent of Faegre Drinker Biddle & Reath LLP.	Included as part of Exhibit 5.1

23.2	Consent of Faegre Drinker Biddle & Reath LLP.	Filed herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 23, 2025	/s/ Bryant Owens
Bryant Owens
Senior Vice President and Assistant Treasurer